UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ConnectM Technology Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONNECTM TECHNOLOGY SOLUTIONS, INC.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On January 15, 2026
Dear Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”), to be held on Thursday, January 15, 2026, at 9:00 a.m., Eastern Time. The Special Meeting will be held at our offices at 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. As always, we encourage you to vote your shares prior to the Special Meeting.
You are being asked to vote on the following matters:
1.
Reverse Stock Split Proposal.   The approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-50 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

2.
Written Consent Proposal.   The approval of an amendment to the Certificate of Incorporation to permit our stockholders to take any action required or permitted to be taken by stockholders by written consent so long as the written consent is signed by the holders of a majority of the Company’s outstanding shares (the “Written Consent Proposal”); and

3.
Adjournment Proposal.   The approval of one or more adjournments of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to (i) solicit additional proxies to approve the Reverse Stock Split Proposal and/or the Written Consent Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (the “Adjournment Proposal” and collectively with the Reverse Stock Split Proposal and the Written Consent Proposal, the “Proposals”).

These items of business are more fully described in the Proxy Statement accompanying this notice. Approval of any one Proposal is not dependent on stockholders approving any other Proposal. Therefore, if stockholders approve one Proposal, but not others, the approved Proposal would still take effect.
The record date for the Special Meeting is December 22, 2025 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting or any adjournment(s) or postponement(s) thereof. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to participate in or vote at the Special Meeting.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 15, 2026

The Company’s notice of Special Meeting, proxy statement, and proxy card are available at www.proxyvote.com.
December 30, 2025	By Order of the Board of Directors,
/s/ Bhaskar Panigrahi Bhaskar Panigrahi Chairman of the Board and Chief Executive Officer
You are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting at the Special Meeting, you may vote via the internet, or, if you receive a paper proxy card, by mailing the completed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. Voting instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must follow the instructions from such organization and obtain a proxy issued in your name from that record holder.

CONNECTM TECHNOLOGY SOLUTIONS, INC.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January 15, 2026
The Board of Directors (the “Board”) of ConnectM Technology Solutions, Inc., a Delaware corporation (the “we,” “us,” the “Company” or “ConnectM”), is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) to be held at 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752, on Thursday, January 15, 2026, at 9:00 a.m., Eastern Time, and at one or more adjournments or postponements thereof.
This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being mailed to stockholders beginning on or about December 30, 2025.
Stockholders of record at the close of business on December 22, 2025 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were 152,830,345 shares of common stock, par value $0.0001 per share, outstanding. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for 10 days before the Special Meeting during normal business hours at our address above.
The matters to be acted on at the Special Meeting are summarized below. No other business will come before the Special Meeting.
Proposals	Page	Board Recommendation
Proposal No. 1 — Reverse Stock Split Proposal. The approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-50 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”).	8	FOR
Proposal No. 2 — Written Consent Proposal. The approval of an amendment to the Certificate of Incorporation to permit our stockholders to take any action required or permitted to be taken by stockholders by written consent so long as the written consent is signed by the holders of a majority of the Company’s outstanding shares (the “Written Consent Proposal”).	14	FOR
Proposal No. 3 — Adjournment Proposal. The approval of one or more adjournments of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to (i) solicit additional proxies to approve the Reverse Stock Split Proposal and/or the Written Consent Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (the “Adjournment Proposal and collectively with the Reverse Stock Split Proposal and the Written Consent Proposal, the “Proposals”).	16	FOR
Approval of any one Proposal is not dependent on stockholders approving any other Proposal. Therefore, if stockholders approve one Proposal, but not others, the approved Proposal would still take effect.
Even if you plan to attend the Special Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Where and when is the Special Meeting?
The Special Meeting will be held on Thursday, January 15, 2026, at 9:00 a.m., Eastern Time. The Special Meeting will be held at our offices at 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
Please note that space limitations make it necessary to limit attendance of the Special Meeting to our stockholders. Registration and seating will begin at 8:30 a.m., Eastern Time, on January 15, 2026. Shares of common stock can be voted at the Special Meeting only if the holder thereof is present in person or by valid proxy.
For admission to the Special Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting. If you do not plan on attending the Special Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided, or vote by proxy via the internet (see “— How do I vote?” below). Even if you do plan to attend the Special Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Special Meeting. Your vote is very important.
Who can vote at the Special Meeting?
On the Record Date, there were 152,830,345 shares of common stock outstanding and entitled to vote. Only stockholders of record on the Record Date will be entitled to vote at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the proxy card, or vote by proxy on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, dealer or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions.
Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares via the internet, including by providing you with a control number via email or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares over the internet as instructed by your broker, bank or other stockholder of record.
If you did not receive a control number via email or on your voting instruction form, and you wish to vote prior to or at the Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
How many votes do I have?
On the matters to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What am I voting on?
There are three matters scheduled for a vote:
Proposals	Page	Board Recommendation
Proposal No. 1 — Reverse Stock Split Proposal. The approval of an amendment to the Certificate of Incorporation to effectuate the Reverse Stock Split, at a ratio of between 1-for-5 and 1-for-50, with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion.	8	FOR
Proposal No. 2 — Written Consent Proposal. The approval of an amendment to the Certificate of Incorporation to permit our stockholders to take any action required or permitted to be taken by stockholders by written consent so long as the written consent is signed by the holders of a majority of the Company’s outstanding shares.	14	FOR
Proposal No. 3 — Adjournment Proposal. The approval of one or more adjournments of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to (i) solicit additional proxies to approve the Reverse Stock Split Proposal and/or the Written Consent Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.	16	FOR
What if another matter is properly brought before the Special Meeting?
The Board does not know of any other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.
How do I vote?
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record on the Record Date, you may vote at the Special Meeting, vote by proxy through the internet or vote by proxy using a proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote during the meeting even if you have already voted by proxy.
VOTE BY INTERNET:   To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number on your proxy card or on the instructions that accompanied your proxy materials. Your internet vote must be received by 11:59 p.m., Eastern Time, on January 14, 2026 to be counted.
VOTE BY PROXY CARD:   To vote using the proxy card, simply complete, sign and date the proxy card delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
VOTE IN PERSON:   Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received the proxy materials or voting instruction form containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the instruction form to ensure that your vote is counted. Alternatively, you may vote over the internet as instructed by your broker or bank.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the internet or during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” Proposal No. 1, “For” Proposal No. 2, and “For” Proposal No. 3. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter.
Although our shares are not listed with the NYSE, the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
Proposal No. 1 (the Reverse Stock Split Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.
Proposal No. 2 (the Written Consent Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.
Proposal No. 3 (the Adjournment Proposal) is considered to be a “routine” matter, which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal No. 3.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to their broker, bank or other agent holding their shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other securities intermediary cannot vote the shares for such matter. When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other securities intermediary holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner. Such unvoted shares on “non-routine” matters are counted as broker non-votes.
Because each of Proposal No. 1 (the Reverse Stock Split Proposal) and Proposal No. 2 (the Written Consent Proposal) is considered to be “non-routine,” it is particularly important that beneficial owners instruct their bank, broker or agent how they wish to vote their shares for the Reverse Stock Split Proposal and the Written Consent Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” such proposal.
Accordingly, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker or bank by the deadline provided in the materials you receive from your broker or bank.
Who is paying for this proxy solicitation?
ConnectM will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners. We may also choose to engage a proxy solicitor to assist in the solicitation of proxies for a fee.
What does it mean if I receive more than one proxy?
If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote via the internet by using the different control number(s) on each proxy card.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date.

•
You may grant a subsequent proxy through the internet.

•
You may send a timely written notice that you are revoking your proxy to: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752, Attention: Secretary.

•
You may vote during the Special Meeting, which will be hosted at our offices at 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. Simply attending the Special Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote through the internet so that your vote will be counted if you later decide not to attend the Special Meeting. Your most current proxy card or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent you should follow the instructions provided by your broker, bank, or other agent.
How are votes counted?
Each share of our common stock you own entitles you to one vote. The inspector of elections will count votes for the Special Meeting.
Proposal No. 1:   With respect to Proposal No. 1 (the Reverse Stock Split Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. Proposal No. 1 is considered “non-routine” under NYSE rules, and accordingly, your broker may not vote your shares on this proposal without instructions from you. Abstentions and broker non-votes, if any, with respect to this proposal have the effect of a vote “AGAINST” such proposal.
Proposal No. 2:   With respect to Proposal No. 2 (the Written Consent Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. Proposal No. 2 is considered “non-routine” under NYSE rules, and accordingly, your broker may not vote your shares on this proposal without instructions from you. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.
Proposal No. 3:   With respect to Proposal No. 3 (the Adjournment Proposal) is considered “routine” under NYSE rules, and accordingly, your broker may vote your shares on this proposal without instructions from you. Given such discretionary authority, we do not anticipate broker non-votes for this proposal. Abstentions will be considered shares present and entitled to vote at the Special Meeting and will have the same effect as a vote ‘AGAINST’ the Adjournment Proposal. Broker non-votes, if any, will be considered shares present for purposes of establishing a quorum but will have the same effect as a vote ‘AGAINST’ the Adjournment Proposal.
What vote is required for adoption or approval of each of the Proposals and how will votes be counted?
The following table summarizes the minimum vote needed to approve each of the Proposals and the effect of abstentions.
Proposal	Vote Required for Approval	Voting Options	Effect of Abstention	Effect of Broker Non-Votes (if any)	Board Recommendation
Proposal No. 1 – Reverse Stock Split Proposal	“For” votes from the holders of a majority of outstanding shares entitled to vote	FOR, AGAINST or ABSTAIN	AGAINST	AGAINST	FOR
Proposal No. 2 – Written Consent Proposal	“For” votes from the holders of a majority of outstanding shares entitled to vote	FOR, AGAINST or ABSTAIN	AGAINST	AGAINST	FOR
Proposal No. 3 – Adjournment Proposal	“For” votes from the holders of those present in person or represented by proxy and entitled to vote at the Special Meeting	FOR, AGAINST or ABSTAIN	AGAINST	None expected; AGAINST	FOR
What is the quorum requirement?
A quorum of stockholders is necessary to hold the Special Meeting. The presence, by attendance or by proxy, of the holders of one-third in voting power of the shares of common stock issued and outstanding on the Record Date and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were 152,830,345 shares of common stock outstanding and entitled to vote. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum.
Thus, the holders of 50,943,449 shares of common stock must be present or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, dealer or other agent) or if you vote during the Special Meeting. Abstentions will be counted toward the quorum requirement. If there is no quorum, the chair of the Special Meeting or the holders of a majority of shares of our common stock present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 —
REVERSE STOCK SPLIT PROPOSAL
On April 11, 2025, stockholders approved the amendment of our Certificate of Incorporation to effectuate a reverse stock split of our common stock at a ratio of between 1-for-5 and 1-for-8 (the “Prior Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Prior Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion and provided that the Prior Reverse Stock Split must be effectuated on or prior to April 11, 2026. As of the date of this Proxy Statement, such Prior Reverse Stock Split has not yet been effectuated. The Board reserved the right to abandon the Prior Reverse Stock Split. In order to maintain the Board’s ability to effectuate a reverse stock split at a ratio that our Board deems to be in the best interests of the Company and its stockholders, our Board has determined that it is in the best interests of the Company and its stockholders to abandon the Prior Reverse Stock Split and present the Reverse Stock Split to stockholders for approval at the Special Meeting.
Our Board has determined that it is advisable and in the best interests of the Company and its stockholders for us to amend our Certificate of Incorporation to authorize our Board to effectuate the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of common stock at a ratio of between 1-for-5 and 1-for-50 (the “Approved Split Ratios”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion. A vote for this Proposal No. 1 will constitute approval of the Reverse Stock Split that, once authorized by the Board and effectuated by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between 5 and 50 shares of our common stock into one share of our common stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding.
Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment set forth in Appendix A of this Proxy Statement to effectuate the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effectuated on or prior to the one-year anniversary date of the Special Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.
For the avoidance of doubt, the Company will not effectuate the previous April 11, 2025 Board authorization for the Prior Reverse Stock Split and has effectively abandoned the Prior Reverse Stock Split and will not take any action with the Delaware Secretary of State in reliance of such previous Board Authorization. Instead, the Company will only move forward with the Reverse Stock Split if it is approved by the stockholders in the Special Meeting.
If adopted and approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Special Meeting. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
Purpose and Rationale for the Reverse Stock Split
The primary purpose of the Reverse Stock Split is to increase the per-share market price of our common stock, which our Board believes may better position the Company to pursue certain strategic activities. In particular, the Board believes that a higher per-share price may facilitate potential financing transactions, potential uplisting to NYSE American, and other considerations.
Potential Financing Transactions.   The Company is currently evaluating potential financing transactions, which could include equity and/or equity linked financings. The Board believes that effecting the Reverse Stock Split may help align the per-share trading price of our common stock with pricing expectations or minimum price requirements communicated by certain potential financing partners. A higher per-share market price may also improve the marketability of our common stock in connection with a potential financing and may broaden the pool of potential investors and financing sources. However, the Reverse Stock Split, by itself, will not result in any financing transaction, and we cannot assure stockholders that any financing will be available on acceptable terms, or at all, or that any financing partners will proceed even if the Reverse Stock Split is effected.
Potential Uplisting to NYSE American.   The Company also intends to evaluate a potential uplisting of its common stock to the NYSE American. The Board believes that a higher per-share market price resulting from the Reverse Stock Split may help support the Company’s ability to satisfy certain initial listing standards of NYSE American. However, initial listing standards are multi-factor and include qualitative and quantitative criteria, and the Reverse Stock Split alone may not be sufficient to meet the applicable requirements. We cannot assure stockholders that the Company will pursue an uplisting, that the Company will satisfy all applicable listing standards, or that NYSE American would approve any such listing application.
Other reasons.   The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.
Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Risks of the Proposed Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will achieve the intended benefits, including facilitating a potential financing or supporting a potential uplisting to NYSE American.
The primary objectives of the Reverse Stock Split include increasing the per-share market price of our common stock in order to better position the Company to pursue potential financing transactions and to evaluate a potential uplisting of our common stock to the NYSE American. However, there can be no assurance that the Reverse Stock Split will result in a per-share market price that meets the expectations or requirements of potential financing partners, or that any financing transaction will be consummated on acceptable terms, or at all.
In addition, although the Reverse Stock Split may help support the Company’s ability to satisfy certain initial listing standards of the NYSE American, initial listing standards are multi-factor and include qualitative and quantitative requirements beyond per-share price. The Reverse Stock Split alone may not be sufficient for the Company to meet all applicable listing requirements, and there can be no assurance that the Company will pursue an uplisting or that any application for listing on the NYSE American would be approved.
If the Reverse Stock Split does not result in a sustained increase in the market price of our common stock, or if the Company is unable to complete a financing transaction or achieve an uplisting to the NYSE

American, the anticipated benefits of the Reverse Stock Split may not be realized, and the market price of our common stock could decline following the implementation of the Reverse Stock Split.
A decline in the market price of our common stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.
If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.
The proposed Reverse Stock Split may decrease the liquidity of our common stock.
The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.
Determination of the Ratio for the Reverse Stock Split
If Proposal No. 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-five (1:5) or exceed a ratio of one-for-fifty (1:50). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, the effect of the Approved Split Ratio with respect to our proposed financing, the effect of the Approved Split Ratio on our proposed NYSE American uplist, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have between 30.6 million and 3.0 million shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.
Principal Effects of the Reverse Stock Split
After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split.
After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.
Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.
Effect on Outstanding Derivative Securities
The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of December 22, 2025, and are on a pre-Reverse Stock Split basis), including:

•
473,922 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $0.50 per share;

•
77,461 shares of our common stock issuable upon exercise of outstanding warrants with a weighted-average exercise price of $3.61 per share; and

•
2,113,405 shares of our common stock that are reserved for equity awards that may be granted under our equity incentive plans.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.
Effect on Equity Incentive Plans
As of December 22, 2025, we had 473,922 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2019 Equity Incentive Plan. Pursuant to the terms of the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2019 Equity Incentive Plan and 2023 Equity Incentive Plan will be similarly adjusted.
Effective Date
The proposed Reverse Stock Split would become effective, if at all, on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal No. 1. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.
Treatment of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.
Record and Beneficial Stockholders
If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of common stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
If the Reverse Stock Split is effectuated, the par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if implemented, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split, if effectuated.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal No. 1 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.
Material Federal U.S. Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.
A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Votes Required
Approval and adoption of this Proposal No. 1 requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock entitled to vote at the meeting, in person or by proxy. Proposal No. 1 is generally considered to be a “non-routine” matter, which means that banks, brokers or other nominees will not have discretionary authority to vote on this matter. Accordingly, “broker non-votes” may occur with respect to Proposal No. 1. Abstentions and “broker non-votes”, if any, will have the same effect as votes cast against Proposal No. 1.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 2 —
THE WRITTEN CONSENT PROPOSAL
General
We are submitting for shareholder approval an amendment to our Certificate of Incorporation to remove the prohibition against shareholders taking action by written consent without holding a meeting. Our Board of Directors has unanimously approved, and recommends that all shareholders approve, the proposed amendment to Section 7.3 of Article VII of the Certificate of Incorporation to remove this prohibition by deleting Section 7.3 of Article VII in its entirety and expressly authorize shareholders to act by written consent. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section 7.3 of Article VII of the Certificate of Incorporation, which is set forth below:
Section 7.3   Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to any Preferred Stock Designation permitting the holders of any outstanding series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.
If you approve Proposal No. 2, the above section will be deleted from our Certificate of Incorporation and the following text will be approved as new Section 7.3 of Article VII of the Certificate of Incorporation:
Section 7.3   Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
We urge you to carefully read the section in its entirety and consider the implications of amending the Certificate of Incorporation to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
As part of the Board of Directors’ review of our corporate governance policies, the Board considered the advantages and disadvantages of prohibiting shareholder action by written consent similar to that currently found in Section 7.3 of Article VII of our Certificate of Incorporation. This type of prohibition generally is intended to facilitate corporate stability by requiring shareholder action to occur at a duly called and convened shareholder meeting. These voting limitations prohibiting shareholder action by written consent may also have the effect of providing anti-takeover protection to the Company. However, many investors and others view prohibitions against shareholder action by written consent as conflicting with principles of good corporate governance by preventing shareholders from fully exercising their voting rights as shareholders due to the need to convene at an annual or special meeting to effect change. Section 228 of the Delaware General Corporation Law (the “DGCL”) allows shareholders to act by written consent unless otherwise provided in the corporation’s certificate of incorporation.
After considering the advantages and disadvantages of the prohibition on shareholder action by written consent set forth in Section 7.3 of Article VII of our Certificate of Incorporation, the Board of Directors has unanimously voted to propose to the shareholders that Section 7.3 of Article VII be amended to remove the prohibition, and instead allow shareholders to take actions as provided by Section 228 of the DGCL. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board of Directors concluded that the benefits of prohibiting shareholder action by written consent were outweighed by the Board of Directors’ belief that removing the prohibition is a meaningful step towards achieving our goal of ensuring that our corporate governance policies conform to current best practices and maximizing the ability of our shareholders to appropriately participate in the affairs of the Company.

For the reasons described above, our Board believes that this Proposal No. 2 to amend our Certificate of Incorporation by deleting Section 7.3 of Article VII is advisable and in the best interests of the Company and its shareholders, and to amend and restate Section 7.3 of Article VII of the Certification of Incorporation as set forth above to expressly authorize shareholders to act by written consent.
Appendix Relating to the Elimination of the Prohibition on Against Shareholders Acting by Written Consent
The form of the amendment to our Certificate of Incorporation relating to this Proposal No. 2, which we would file with the Secretary of State of the State of Delaware to eliminate the prohibition against shareholders acting by written consent and expressly authorize shareholders to act by written consent, is attached to this proxy statement as Appendix B.
Related Amendment to our Bylaws
The Board of Directors has conditionally approved an amendment to our bylaws, subject to shareholder approval of this Proposal No. 2, to eliminate related provisions set forth in Section 2.9 of Article II of our Bylaws that prohibited shareholders from acting by written consent and adopt provisions in Section 2.9 to expressly authorize shareholders to act by written consent in lieu of a meeting. The form of this bylaw amendment is attached to this Proxy Statement as Appendix C, and will become effective upon filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
Votes Required
Approval and adoption of this Proposal No. 2 requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock entitled to vote at the meeting, in person or by proxy. Proposal No. 2 is generally considered to be a “non- routine” matter, which means that banks, brokers or other nominees will not have discretionary authority to vote on this matter. Accordingly, “broker non-votes” may occur with respect to Proposal No. 2. Abstentions and “broker non-votes”, if any, will have the same effect as votes cast against Proposal No. 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE WRITTEN CONSENT PROPOSAL.

PROPOSAL NO. 3 —
THE ADJOURNMENT PROPOSAL
This is a proposal to approve one or more adjournment(s) of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Reverse Stock Split Proposal, (ii) to approve the Written Consent Proposal and/or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date.
Votes Required
Approval and adoption of this Proposal No. majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting. Proposal No. 3 is generally considered to be a “routine” matter, which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, “broker non-votes” are not expected to occur with respect to Proposal No. 3.
Abstentions will be considered shares present and entitled to vote at the Special Meeting and will have the same effect as a vote ‘AGAINST’ the Adjournment Proposal. Broker non-votes, if any, will be considered shares present for purposes of establishing a quorum but will have the same effect as a vote ‘AGAINST’ the Adjournment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our capital stock as of the Record Date by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in a footnote to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
Applicable percentages are based on 152,830,345 shares of our common stock outstanding on the Record Date. For purposes of calculating the percentage of beneficial ownership, we deem shares of common stock subject to options or warrants that are currently exercisable (or exercisable within 60 days of the Record Date) to be outstanding and beneficially owned by the person holding such options or warrants, and we exclude such shares from the number of shares outstanding for all other stockholders. Unless otherwise indicated, the address for the following stockholders is c/o ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Directors and Executive Officers
Bala Padmakumar(2)	4,016,587	2.58%
Bhaskar Panigrahi(3)	4,718,953	3.09%
Girish Subramanya	606,775	*
Kevin Stateham(4)	284,928	*
Mahesh Choudhury(5)	852,389	*
Gautam Barua	200,000	*
Kathy Cuocolo	252,500	*
Stephen Markscheid	225,000	*
All directors and executive officers of ConnectM as a group (eight individuals)	11,157,132	7.15%
Five Percent Holders of ConnectM:
Corey T. Lee(4)	7,101,370	5.18%
W4 Partners LLC(4)	8,449,869	5.53%
Geo Impex LLC(4)	33,300,000	21.79%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following individuals is c/o ConnectM Technology Solutions, Inc., 2 Mount Royal Ave., Suite 550, Marlborough, MA 01752.

(2)
Monterrey Acquisition Sponsor, LLC (“MAS”) is the record holder of the securities reported herein. Bala Padmakumar is the managing member of MAS. Mr. Padmakumar shares voting and dispositive power over the founder shares held by MAS and may be deemed to beneficially own such shares. Includes 3,040,000 shares issuable upon exercise of warrants that are currently exercisable.

(3)
Consists of (i) 3,694,660 shares held by Avanti Holdings LLC, (ii) 879,955 shares held by Mr. Panigrahi and (iii) 144,338 shares held by Southwood Partners LP. Mr. Panigrahi is a controlling equityholder of Avanti Holdings LLC and Southwood Partners LP. Therefore, Mr. Panigrahi may be deemed to have voting power and dispositive power over the shares held by Avanti Holdings LLC and Southwood Partners LP.

(4)
Includes 24,910 shares issuable upon exercise of stock options that are currently exercisable.

(5)
Includes 77,620 shares issuable upon exercise of stock options that are currently exercisable.

(6)
Based on information provided by the Company’s transfer agent and reflected in its official shareholder record.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are ConnectM stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate materials, please notify your broker or ConnectM. Direct your written request to the attention of the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ADDITIONAL FILINGS
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. To access these filings, go to our website (https://www.connectm.com) and click on “SEC Filings” under the “Investors” heading. Copies of our SEC filings are also available without charge to stockholders by contacting the Secretary of ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

APPENDIX A
CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ConnectM Technology Solutions, Inc.
CONNECTM TECHNOLOGY SOLUTIONS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The name of the Corporation is ConnectM Technology Solutions, Inc. The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 12, 2024 (the “Certificate of Incorporation”).
SECOND: ARTICLE IV, SECTION 4.1 of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:
“Reverse Stock Split. As of 4:01 p.m. Eastern Time on [     ] (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [     ] ([      ]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”
THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [   ]th day of [        ], 202[  ].
CONNECTM TECHNOLOGY SOLUTIONS, INC.
By: Name: Bhaskar Panigrahi Title: Chief Executive Officer

A-1

APPENDIX B
CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ConnectM Technology Solutions, Inc.
CONNECTM TECHNOLOGY SOLUTIONS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The name of the Corporation is ConnectM Technology Solutions, Inc. The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 12, 2024 (the “Certificate of Incorporation”).
SECOND: ARTICLE VII, SECTION 7.3 of the Corporation’s Certificate of Incorporation shall be amended and restated as follows:
Section 7.3   Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.
THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [   ]th day of [        ], 202[  ].
CONNECTM TECHNOLOGY SOLUTIONS, INC.
By: Name: Bhaskar Panigrahi Title: Chief Executive Officer

B-1

APPENDIX C
PROPOSED BYLAW AMENDMENT
The Bylaws of ConnectM Technology Solutions, Inc.. as currently in effect are hereby amended as follows:
1.   Section 2.9 of Article II is hereby deleted in its entirety and amended and inserting in lieu thereof the following:
Section 2.9   Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ANNEX A
PROXY CARD
ConnectM Technology Solutions, Inc.
2 Mount Royal Avenue, Suite 550
Marlborough, Massachusetts 01752
SPECIAL MEETING OF STOCKHOLDERS
JANUARY 15, 2026
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE
ConnectM Technology Solutions, Inc.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY 15, 2026
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 30, 2025, in connection with the Special Meeting to be held at 9:00 a.m. ET on January 15, 2026 at our offices at 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752.
The undersigned hereby appoints each of Bhaskar Panigrahi and Mahesh Choudhury, either of whom may act, as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, par value $0.0001 per share, of ConnectM Technology Solutions, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS. This notice of meeting, the accompany proxy statement and proxy card will be available at www.proxyvote.com.
PROPOSAL 1. The Reverse Stock Split Proposal — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effectuate a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-50 (“Reverse Stock Split”0, with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion.
For ☐	Against ☐	Abstain ☐
PROPOSAL 2. Written Consent Proposal — To approve an amendment to the Company’s Certificate of Incorporation to permit our stockholders to take any action required or permitted to be taken by stockholders by written consent so long as the written consent is signed by the holders of a majority of the Company’s outstanding shares.
For ☐	Against ☐	Abstain ☐
PROPOSAL 3. The Adjournment Proposal — To approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Reverse Stock Split Proposal and Written Consent Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.
For ☐	Against ☐	Abstain ☐
Dated:        , 2026

Stockholder Signature
Dated:        , 2026

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.